UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2022

BlackRock, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33099	32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, New York, New York	10055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $.01 par value	BLK	New York Stock Exchange
1.250% Notes due 2025	BLK25	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 3, 2022, BlackRock, Inc. (“BlackRock” or the “Company”) announced that Martin Small (age 47) will succeed Gary S. Shedlin as the Company’s Chief Financial Officer in 2023. Mr. Shedlin will transition his CFO responsibilities after BlackRock completes its 2022 financial reporting requirements, which is anticipated to be on or about March 1, 2023, and will take on a new role as Vice Chairman working directly with key strategic clients of the Company. Mr. Small, Head of BlackRock’s U.S. Wealth Advisory business, will work with Mr. Shedlin in the interim to assure a smooth transition.

Mr. Small has served as Head of BlackRock’s U.S. Wealth Advisory business since 2019 and was previously Head of iShares in the U.S. and Canada from 2014 to 2018. Prior to that, he served in leadership roles for BlackRock’s Financial Markets Advisory unit. Mr. Small joined BlackRock in 2006 in its Legal & Compliance team from the law firm Davis Polk.

Mr. Small will receive an annual base salary of $500,000, and will be eligible to be considered for an annual discretionary bonus reflecting his performance, his team’s performance, and the Company’s performance as determined by management and the Management Development and Compensation Committee (“MDCC”) of the Company’s board of directors from time to time. The mix of cash and non-cash and the terms of any non-cash award will be consistent with the terms generally applicable to other similarly situated executive officers of the Company. Mr. Small has previously received and will continue to be eligible to receive long-term performance-based incentive awards granted to a select group of senior leaders as determined by management and the MDCC.

The Company issued a press release announcing that Mr. Small will succeed Mr. Shedlin. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release issued by the Company on October 3, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

By:	/s/ R. Andrew Dickson III
Name:	R. Andrew Dickson III
Title:	Managing Director and Corporate Secretary

Date: October 3, 2022